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                                                                      EXHIBIT 32

                                 HORIZON BANCORP

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Horizon Bancorp (the "COMPANY") certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2004 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 8 - 5, 2004                          /s/ Craig M. Dwight
                                            ------------------------------------
                                            Craig M. Dwight
                                            Chief Executive Officer

Dated: Aug. 5, 2004                         /s/ James H. Foglesong
                                            ------------------------------------
                                            James H. Foglesong
                                            Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Horizon Bancorp and will be retained by Horizon Bancorp and furnished to the Securities Exchange Commission or its staff upon request.

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